CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ John S. Reed
                                          --------------------------------------
                                          Signature

                                              John S. Reed
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ Alain J. P. Belda
                                          --------------------------------------
                                          Signature

                                              Alain J. P. Belda
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ D. Wayne Calloway
                                          --------------------------------------
                                          Signature

                                              D. Wayne Calloway
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ Paul J. Collins
                                          --------------------------------------
                                          Signature

                                              Paul J. Collins
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ Kenneth T. Derr
                                          --------------------------------------
                                          Signature

                                              Kenneth T. Derr
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ John M. Deutch
                                          --------------------------------------
                                          Signature

                                              John M. Deutch
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ Reuben Mark
                                          --------------------------------------
                                          Signature

                                              Reuben Mark
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ Richard D. Parsons
                                          --------------------------------------
                                          Signature

                                              Richard D. Parsons
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ William R. Rhodes
                                          --------------------------------------
                                          Signature

                                              William R. Rhodes
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ Rozanne L. Ridgway
                                          --------------------------------------
                                          Signature

                                              Rozanne L. Ridgway
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ H. Onno Ruding
                                          --------------------------------------
                                          Signature

                                              H. Onno Ruding
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ Robert B. Shapiro
                                          --------------------------------------
                                          Signature

                                              Robert B. Shapiro
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ Frank A. Shrontz
                                          --------------------------------------
                                          Signature

                                              Frank A. Shrontz
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ Franklin A. Thomas
                                          --------------------------------------
                                          Signature

                                              Franklin A. Thomas
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date

                                    CITICORP
                                POWER OF ATTORNEY


The undersigned Director and/or Officer of CITICORP, a Delaware corporation, hereby constitutes and appoints, subject to adoption and approval by the Citicorp Board of Directors of the final form of Annual Report and Form 10-K for the fiscal year ended December 31, 1997, each of Charles E. Long, Vice Chairman and Secretary, George E. Seegers and Patricia K. Perlman his true and lawful attorney-in-fact and agent, in the name and on behalf of the undersigned, to do any and all acts and things to comply with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under the Exchange Act of said Annual Report and Form 10-K of Citicorp, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of Citicorp to the appropriate signature pages of said Annual Report and Form 10-K to be filed with the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.


                                          /s/ Edgar S. Woolard, Jr.
                                          --------------------------------------
                                          Signature

                                              Edgar S. Woolard, Jr.
                                          --------------------------------------
                                          Name (please print)

                                              February 24, 1998
                                          --------------------------------------
                                          Date